Exhibit 99.1

Tel: 212-885-8000 Fax: 212-697-1299 www.bdo.com	200 Park Avenue, 38th Floor New York, NY 10166

Independent Accountant’s Report

Clarus Capital, LLC

Clarus Capital Funding 2026-1, LLC

101 Federal Street Suite 1405

Boston, MA 02110

Re:	Clarus Capital Funding 2026-1, LLC (The “Issuer”)

Loan Tape to Supporting Documentation Agreed Upon Procedures (“AUP”) Report

We have performed the procedures enumerated on Appendix A to certain information relating to a pool of commercial assets consisting of loans and leases issued by Clarus Capital, LLC (the “Sponsor”) relating to the Issuer’s securitization transaction (the “Subject Matter”). The responsible party Clarus Capital, LLC is responsible for the Subject Matter.

Clarus Capital, LLC (the “Sponsor”) and Wells Fargo Securities, LLC and BofA Securities, Inc. (the “Structuring Advisors”) collectively the “Specified Parties” have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating certain information relating to a pool of leases and loans issued relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the sufficiency of the procedures described below, either for the purpose for which the report has been requested or for any other purpose.

The procedures and the associated findings are included in Attachment A:

For the purpose of the procedures described in this report, the Sponsor provided us with:

a.

The Commercial Assets Pool Portfolio report (the “Loan Tape”) originated by Clarus Capital, LLC and the corresponding record layout and decode information, as applicable (the “Data file”), by Clarus Capital, LLC indicated contains information relating to the commercial assets as of April 1, 2026 (the “cut-off date”) that are expected to be representative of the commercial assets.

b.	Instructions, assumptions, and methodologies which are described in Appendix A.

For the purpose of the procedures described in this report, Clarus Capital, LLC, provided us with:

(i)	The Commercial Assets Pool Portfolio report (the “Loan Tape”) originated by Clarus Capital, LLC;

(ii)	Signed Promissory Notes, Security Agreements, Equipment Schedules, Master Lease Agreements, Term Notes, Memorandum of Assignments (the “Contract File”);

(iii)	Preliminary offering documents (the “Preliminary Offering Memorandum”);

(iv)	Access to the Company’s management information systems, Aspire LTI, containing certain information with respect to the commercial assets; and

BDO USA, P.C., a Virginia professional corporation, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. Clarus Capital, LLC is responsible for the provided data files, source documentation, sample characteristics and the determination of the assumptions and methodologies that described herein. We were not requested to perform, and we have not performed any procedures other than those specifically listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the provided data files, source documents and other information provided by Clarus Capital, LLC or the Structuring Advisors on behalf of Clarus Capital, LLC, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusions as to (a) the existence of the Commercial assets, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were engaged by Clarus Capital, LLC to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, solely to assist the Specified Parties in evaluating certain information relating to a pool of Commercial Assets relating to the Issuer’s securitization transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of Clarus Capital, LLC and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The agreed upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of Commercial Assets conformed, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements;

ii.	The value of the collateral securing the Commercial Assets;

iii.	Whether the originator(s) of the Commercial Assets complied with federal, state or local laws and regulations; or

iv.

Any other factor or characteristic of the Commercial Assets that would be material to the likelihood that the Issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than these Specified Parties. It is not intended and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

April 6, 2026

New York, NY

Attachment A

Procedures performed and our associated findings:

1.

As instructed by the Company, we randomly selected 84 Commercial Assets originated by Clarus Capital, LLC. These Commercial Assets consist of both loans and lease product types. We performed the following procedures with respect to each selection:

a.	Compared the Customer Name, the Funding Amount, Customer Yield, and Date of Last Payment in the Loan Tape to the Customer Name and the Funding Amount in the Aspire LTI system.

b.

For loans, compared the Funded Date, Funded Amount, Customer Name, Customer State, Original Term, Current Payment Amount, Pay Frequency, Residual Value, and Balloon Payment reported in the Loan Tape to an electronic or physically signed Promissory Note, Security Agreement, or Term Note obtained from the Company.

c.

For leases, compared the Funded Date, Funded Amount, Customer Name, Customer State, Original Term, Current Payment Amount, Pay Frequency, Residual Value, and Balloon Payment reported in the Loan Tape to an electronic or physically signed Master Lease Agreement, Equipment Schedule, or Memorandum of Assignments obtained from the Company.

d.	Recalculated the delinquency status using the date of the Loan Tape and the date of last payment.

e.	Compared the Total Funded Amount in the Loan Tape to the Underlying Asset List.

We found no exceptions as a result of the procedures.

2.

For the sample in section 1 above, we compared or recalculated the following information listed below included in the Offering Document tables to the Loan Tape, the supporting loan/lease documentation or the Aspire LTI system as listed below and report on any differences noted.

Number	Specified Attribute	Source Document(s)

1	Lessee/Borrower Name (Obligor Name)	Contract File

2	Obligor Group Name	Contract File

3	Lease Loan Type	Contract File

4	Active Date	Contract File

5	Original Term	Contract File

6	Maturity Date	Contract File

7	Billing Cycle frequency	Contract File

8	Equipment Cost	Contract File

9	Current Payment Amount	Contract File

10	Customer State	Contract File

11	Balloon Payment $	Contract File

12	Customer Yield	LTI Aspire System

13	Date of Last Payment	LTI Aspire System

13	Total Residual Value	Contract File

14.	Remaining Contract Term	Recalculation based on Contract File

15.	Delinquency Status	Recalculation based on date of Loan Tape and Last Payment Date

For purposes of this procedure, the Specified Parties have agreed to the following tolerances were not considered to be exceptions:

•	Equipment Cost, Current Payment Amount, Total Residual Value and Balloon Amount: +/- $5.00

•	Active Date and Termination Date: +/- 30 days

We found no exceptions as a result of the procedures.

We performed no procedures to determine the accuracy, completeness and reasonableness of the instructions, assumptions and methodologies provided by Clarus Capital, LLC described in the notes above.

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